SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT




            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


             Date of Report  - December 19, 2003
             ------------------------------------
               (Date of Earliest Event Reported)



               Carpenter Technology Corporation
               --------------------------------
     (Exact Name of Registrant as specified in its charter)



       Delaware                 1-5828             23-0458500
     -------------            ----------           ----------
(State of Incorporation) (Commission File No.)   (IRS Employer
                                                    I.D. No.)


   1047 North Park Road, Wyomissing, Pennsylvania, 19610-1339
   ----------------------------------------------------------
           (Address of principal executive offices)


Registrant's telephone number, including area code:  (610) 208-2000




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Item 5. Other Events and Regulation FD Disclosure

On December 18, 2003, Carpenter Technology Corporation issued a press release discussing certain non-operating income items that have arisen during its second fiscal quarter ending December 31, 2003. The press release, attached as Exhibit
99.1 hereto and incorporated herein by reference, is being reported pursuant to
Item 5.

Item 7.  Financial Statements and Exhibits.


     (a) and (b) None.

     (c) Exhibit:

Exhibit 99. Press Release dated December 18, 2003

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 19, 2003        CARPENTER TECHNOLOGY CORPORATION
                                (Registrant)




                                By:/s/ David A. Christiansen
                                  ---------------------------
                                   David A. Christiansen
                                   Vice President, General
                                   Counsel and Secretary



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                       EXHIBIT INDEX

Exhibit               Description

99.              Press release dated December 18, 2003